UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 5, 2004



                              ARCH CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)


      VIRGINIA                     1-14601                       06-1526315
  (State or other           (Commission File Number)           (IRS Employer
   jurisdiction                                                Identification
 of incorporation)                                                 Number)

      501 MERRITT 7, NORWALK, CT                                    06851
Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (203) 229-2900



                                      (N/A)
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

          On April 5, 2004, Arch Chemicals, Inc. issued a press release regarding the acquisition of the Biocides business from Avecia. A copy of the press release is attached as Exhibit 99.1 to this report.



ITEM 7.       EXHIBITS.

99.1          Press Release of the Registrant dated April 5, 2004.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ARCH CHEMICALS, INC.
                                       (Registrant)

                                       By:   /s/ Louis S. Massimo
                                           ----------------------------------
                                           Louis S. Massimo
                                           Executive Vice President and Chief
                                           Financial Officer

Date:  April 5, 2004

EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
-----------               -----------

99.1                      Press Release of the Registrant dated April 5, 2004.